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                                                                   EXHIBIT 10.10

                          RENAISSANCE WORLDWIDE, INC.

                         1998 Directors' Retainer Plan
                         -----------------------------


1.  Purpose.
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     The purpose of this 1998 Directors' Stock Option In Lieu of Retainer Plan
(the "Plan") of Renaissance Worldwide, Inc. (the "Company") is to promote the recruiting and retention of highly qualified directors and to strengthen the commonality of interest between directors and shareholders by providing for the receipt by the directors of the Company of all or a portion of their directors fees in the form of stock options.

2.  Administration.
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     The Plan will be administered by the Board of Directors of the Company (the
"Board"), whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board may delegate its power to administer the Plan to a committee (the "Option Committee") consisting of not less than two directors of the Company. All questions of interpretation of the Plan or of any options issued under it shall be determined by the Board, or any Option Committee, and such determination shall be final and binding upon all persons having an interest in the Plan. No Board member or member of an Option Committee shall be liable for any action or determination under the Plan made in good faith.

3.  Participation in the Plan.
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     All directors of the Company who are not employees of the Company
("Eligible Directors") shall be eligible to be granted options under the Plan.

4.  Stock Subject to the Plan.
    -------------------------

          (a) Shares available for issuance under the Plan shall be authorized but unissued Common Stock, no par value per share, of the Company (the "Common Stock") or, if the Board so decides in its sole discretion, previously issued Common Stock acquired by the Company and held in its treasury. No fractional shares of stock shall be issued under the Plan.

          (b) All options granted under the Plan shall be non-qualified stock options which are not intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code").
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5.  Election of Options.
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          (a)  Each Eligible Director shall receive 50% of his or her Annual
Retainer (the "Fixed Portion") in the form of stock options as provided hereunder. "Annual Retainer" means the amount that a director is entitled to receive for serving as a director from the date of one Annual Stockholders' Meeting (an "Annual Meeting") through the next Annual Meeting (such a period referred to herein as a "Plan Year"), as determined from time to time by the Board of Directors.

          (b) Commencing on the date of the Annual Meeting on May 28, 1998, each Eligible Director may elect to take all or any portion of the balance of his or her Annual Retainer (the "Elective Portion") in the form of stock options as provided below. In order to receive the Elective Portion in stock options under the Plan, such director must complete and deliver to the Company a written election form (the "Election Form") on which he or she designates the Elective Portion. The election shall be irrevocable unless modified or revoked as provided in this subsection. In order to modify or revoke an election, the director must complete and deliver to the Company a change in Election Form at least six months prior to the proposed effective date providing that the modification or revocation shall be effective on the effective date. The Elective Portion for any Eligible Director who does not deliver an Election Form to the Company shall be 0%.

6.  Terms, Conditions and Form of Options.
    -------------------------------------

     Each option granted under the Plan shall be evidenced by a written agreement in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

          (a)  Option Grant Dates.  Options shall be granted to all Eligible
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Directors, subject to Section 13, as follows:  annually, effective as of the first day of each Plan Year beginning on the date of the Annual Meeting on May 28, 1998, each Eligible Director shall receive options in respect of the Fixed Portion and any Elective Portion. Any Eligible Director who is first elected other than at an Annual Meeting shall be entitled to receive options for the Fixed Portion (appropriately prorated) and the grant date will be the date of his/her election.

          (b)  Formula.  The number of shares underlying stock options granted
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to any Eligible Director shall be equal to the whole number (with any fractional interests rounded up to the next highest whole number) obtained by dividing the Fixed Portion and such director's Elective Portion by the fair value of an option for one share of Common Stock on the terms set forth herein as determined on the date of grant. To determine the fair value, the Board shall apply a generally accepted option pricing valuation methodology, such as the Black-Scholes model, with such modifications as it may deem appropriate to reflect the fair value of the option.

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          (c)  Option Exercise Price.  The option exercise price per share for
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each option granted under the Plan shall be 100% of the "Fair Market Value" on the date of grant. The "Fair Market Value" shall be (i) the average of the high and low prices of the Common Stock on the Nasdaq National Market or such other securities exchange or automated quotation system on which the Common Stock shall be primarily traded on the day before the date of grant, or (ii) as determined in good faith by the Committee.

          (d)  Exercise Period.  Each option may be exercised at any time and
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from time to time, in whole or in part, beginning on a date that is one year following the date of grant until the tenth anniversary of the date of grant or such earlier date as selected by the Board. In the event an optionee ceases to be a director of the Company for any reason other than death, permanent disability, resignation or retirement, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. If an optionee ceases to be a director of the Company by reason of death, permanent disability, resignation or retirement, the optionee's options may thereafter be exercised, to the extent exercisable at the date of termination, by the optionee or the legal representative or legatee of the optionee if the optionee has died, for a period of one year from the date of termination, or until the expiration of the stated term of the option, if earlier.

          (e)  Exercise Procedure.  Options may be exercised only by written
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notice to the Company at its principal office accompanied by payment of the full consideration for the shares as to which they are exercised.

          (f)  Payment of Purchase Price.  Payment of the exercise price shall
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be made by delivery of cash or a check to the order of the Company in an amount equal to the exercise price or, if the Company's Common Stock is at the time registered under Section 12 of the Securities Exchange Act, by the delivery of shares of Common Stock having a fair market value equal to the exercise price or by the delivery of an irrevocable undertaking by a broker to pay the exercise price from the proceeds of the sale of the shares subject to the option being exercised.

7.  Assignments.
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     Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined in Section 414(p) of the Code), except that an optionee may transfer such option to a member of his/her immediate family or to a trust or other entity, the sole beneficiaries of which are the optionee or members of his/her immediate family. (For purposes of this Plan, "immediate family" shall be defined as determined by the

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Board.) Any option granted under this Plan shall only be exercised during the lifetime of the optionee by such optionee, by the transferee pursuant to a qualified domestic relations order or by any person to whom the optionee is permitted to transfer such option pursuant to this Section 7.


8.  Limitation of Rights.
    --------------------

          (a)  No Right to Continue as Director.  Neither the Plan, nor the
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granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, expressed or implied, that the Company will retain a director for any period of time.

          (b)  No Shareholder Rights for Options.  An optionee shall have no
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rights as a shareholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

9.  Adjustment Provisions.
    ---------------------

          (a)  Recapitalizations.  If, through or as a result of any merger,
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consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other securities of the Company or other non-cash assets of the Company are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment may be made in (x) the number and kind of shares reserved for issuance under the Plan,
(y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. In the event of any other extraordinary dividend or distribution, whether in stock, cash or other property, or a spinoff, split up or other extraordinary transaction, the number of shares issuable under this Plan shall be subject to such adjustment as the Committee or the Board may deem appropriate, and the number of shares issuable pursuant to any option theretofore granted (whether or not then exercisable) and the exercise price of such option shall be subject to such adjustment as the Committee or the Board may deem appropriate with a view toward preserving the value of such option.

     (b) Mergers, etc.  In the event of a consolidation or merger in which the
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Company is not the surviving corporation (other than a consolidation or merger in which the holders of Common Stock of the Company acquire a majority of the voting stock of the surviving

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corporation) or which results in the acquisition of substantially all the
Company's outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of a sale or transfer of substantially all of the Company's assets or a dissolution or liquidation of the Company, all options hereunder will terminate; provided, that 20 days prior to the effective date of any such merger, consolidation, sale, dissolution, or liquidation, all options outstanding hereunder that are not otherwise exercisable shall become immediately exercisable.

     Notwithstanding the foregoing, in the event that a transaction covered by this Section 9(b) is a merger or consolidation intended to qualify as a pooling of interests for accounting purposes, then the acquiring or surviving corporation shall assume, or otherwise provide replacement options for, all options outstanding under this Plan, with such adjustments to the number of shares covered by such option and the exercise price thereof as may be necessary to reflect the exchange ratio provided for in the merger or consolidation. Such substitute options shall otherwise be on terms and conditions substantially equivalent to those set forth in this Plan, shall be immediately exercisable and, except as to Eligible Directors who become directors of the acquiring or surviving corporation, shall terminate on the 180th day following the consummation of the merger or consolidation. Options held by Eligible Directors who become directors of the acquiring or surviving corporation shall be governed, mutatis mutandis, by the provisions of this Plan and the agreement evidencing the option surrendered in substitution.

10.  Amendment of the Plan.
     ---------------------

     The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding option for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding option without the holder's consent.

11.  Notice.
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     Any written notice to the Company required by any of the provisions of the
Plan shall be addressed to the Chief Financial Officer of the Company and shall become effective when it is received.

12.  Effective Date and Duration of the Plan.
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          (a)  Effective Date.  The Plan shall become effective upon approval by
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the shareholders of the Company.  Amendments to the Plan shall become effective when adopted by the Board of Directors.

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          (b)  Termination.  Unless earlier terminated pursuant to Section 9,
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the Plan shall terminate upon the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of options granted under the Plan.

13.  General Restrictions.
     --------------------

          (a)  Investment Representations.  The Company may require any person
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to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

          (b)  Compliance with Securities Laws.  Each option shall be subject to
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the requirements that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain listing, registration or qualification, or to satisfy such condition.

                              Adopted by the Board of Directors
                                on April 21, 1998

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